                        DEFINITIVE PROXY

                          SCHEDULE 14A
                         (Rule 14a-101)

                    SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use of the commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

              TECHNOLOGY FUNDING VENTURE PARTNERS V,
                 AN AGGRESSIVE GROWTH FUND, L.P.
                 -------------------------------
        (Name of Registrant as Specified in Its Charter)

                 -------------------------------
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(I)(1) and 0-11

     (1)  Title  of each class of securities to which transaction applies:
                 -------------------------------
     (2)  Aggregate  number  of securities to  which  transaction applies:
                 -------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 -------------------------------
     (4)  Proposed maximum aggregate value of transaction:
                 -------------------------------
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          by Exchange Act Rule 0-11(a)(2) and identify the filing
          for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
                 -------------------------------
     (1)  Amount previously paid:
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                 -------------------------------
     (4)  Date Filed:

DEFINITIVE PROXY

               TECHNOLOGY FUNDING VENTURE PARTNERS V,
                  AN AGGRESSIVE GROWTH FUND, L.P.
                    1107 Investment Boulevard
               El Dorado Hills, California 95762

               NOTICE OF MEETING OF LIMITED PARTNERS

To the Limited Partners of Technology Funding Venture Partners V, An Aggressive Growth Fund, L.P.:

Notice is hereby given that a Special Meeting of Limited Partners of Technology Funding Venture Partners V, An Aggressive Growth Fund, L.P., (the "Partnership") will be held at 9:00 a.m., local time, on Friday, November 8, 2002, at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, to consider and vote upon:

1. Ratification of the Individual General Partners' appointment of Grant Thornton as independent certified public accountants of the Partnership;

2. The amendment of Articles 3.02 and 3.03 of the Amended and Restated Limited Partnership Agreement (the "Partnership Agreement") to change the required number of Individual General Partners from three to two and the amendment of Article 3.04 to affirm the role of the Individual General Partners as directors of a business development company;

3. The amendment of Article 4.02 of the Partnership Agreement to increase the amount of compensation each Individual General Partner receives for services rendered to the Partnership;

4. The amendment of Article 1.05 of the Partnership Agreement to extend the term of the Partnership from December 31, 2002, to December 31, 2004, and for up to two one-year extensions through December 31, 2006, at the discretion of the Partnership's Individual General Partners;

5. Such other matters as may properly come before the Meeting or any adjournment thereof.

Notice is also given that the Partnership shall maintain its principal office c/o Technology Funding Inc., 1107 Investment Boulevard, Suite 180, El Dorado Hills, California 95762, and that the Partnership Agreement has been amended pursuant to Article 6.02(a) to reflect the change of location.

This notice and the enclosed proxy statement and form of proxy are first being mailed to Limited Partners on or about October 18, 2002.

You are cordially invited to attend this Meeting. Whether or not you plan to attend this meeting, please complete, sign and date the accompanying proxy and return it as promptly as possible in the enclosed postage-paid envelope. The enclosed proxy is being solicited by the Individual General Partners.

                        By order of the Individual General Partners,
                        Charles R. Kokesh, General Partner
                        Technology Funding Ltd., Managing General Partner

El Dorado Hills, California
Dated: October 10, 2002

                   TECHNOLOGY FUNDING VENTURE PARTNERS V,
                      AN AGGRESSIVE GROWTH FUND, L.P.
                         1107 Investment Boulevard
                     El Dorado Hills, California 95762

                              PROXY STATEMENT

The notice of meeting, proxy statement and form of proxy are first being mailed to Limited Partners on or about October 18, 2002.

Voting Rights and Procedures

Only Limited Partners of record at the close of business on September 30, 2002, will be entitled to vote at the Special Meeting of Limited Partners of the Partnership (the "Meeting"). At the close of business on that date, the Partnership had 400,000 Units outstanding and entitled to vote. Limited Partners are entitled to one vote for each Unit held.

Limited Partners may vote in person or by proxy at the Meeting. A vote cast in person at the Meeting will supersede any proxy previously given, including a proxy given by prior non-response. The enclosed form of proxy, if returned properly executed and not subsequently revoked, will be voted in accordance with the choices made by the Limited Partner with respect to the proposals listed on the form of proxy. The approval of the matters proposed in this proxy statement requires the affirmative vote or consent of the Limited Partners who in the aggregate own more than 50% of the outstanding Units. Abstentions so marked on the ballot will have the same effect as votes against a proposal.

If a Limited Partner does not specify on the form of proxy how the Limited Partner's Units are to be voted, then the persons designated to serve as proxies will vote "FOR" each proposal noted on the enclosed form of proxy. If a Limited Partner fails to return a proxy and does not attend and vote at the meeting in person, the Limited Partner, pursuant to Article 14.05 of the Amended and Restated Limited Partnership Agreement (the "Partnership Agreement"), shall be deemed to have granted to the Individual General Partners a proxy solely for those matters noticed for and acted upon at the Meeting, and such proxy shall be voted by a majority of the Individual General Partners. It is anticipated that the Individual General Partners will vote all such proxies "FOR" the proposals noted on the enclosed form of proxy.

If any other matters should be properly presented at the Meeting, the persons designated to serve as proxies will vote on such matters in accordance with a determination by a majority of the Individual General Partners.

General Information

Technology Funding Venture Partners V, An Aggressive Growth Fund, L.P., (the "Partnership") is a limited partnership that was organized under the laws of the State of Delaware on June 26, 1989. The Partnership commenced selling units of limited partnership interests ("Units") in May 1990. On January 2, 1991, the minimum number of Units required to commence Partnership operations (15,000) was sold to persons who became limited partners of the Partnership ("Limited Partners"). The Partnership completed its offering on December 31, 1992, raising a total of $40,000,000 from the sale of 400,000 Units.

The Partnership Agreement calls for the Partnership to be managed and administered by three Individual General Partners (equivalent to Independent General Partners, as defined in Article 2, Section (q) of the Partnership Agreement). As used hereinafter, the terms "Individual General Partners" and "Independent General Partners" mean the same thing and are interchangeable. At the tri-annual meeting of Limited Partners held on December 8, 2000, Ben H. Crawford, Harry E. Kitch and Alfred E. Osborne, Jr., were elected to serve three-year terms as Independent General Partners. Dr. Osborne subsequently resigned effective March 16, 2002, and there are currently only two Independent General Partners. Subject to the terms of the Partnership Agreement, the Individual General Partners have exclusive control of the management of the Partnership, provide overall guidance and supervision of the Partnership's operations, and perform the various duties imposed on the boards of directors of business development companies by the Investment Company Act of 1940, as amended (the "Act").

In addition to having general fiduciary duties, the Individual General Partners, among other things, supervise the management arrangements of the Partnership and supervise the activities of the Managing General Partners. Subject to the supervision of the Individual General Partners, the Managing General Partners are responsible for (i) management of the Partnership; (ii) making all decisions regarding the Partnership's venture capital investment portfolio; (iii) negotiation and structuring of investments in portfolio companies; (iv) oversight of the portfolio companies including providing, or arranging for the provision of, managerial assistance to portfolio companies; and (v) day-to-day administration of Partnership affairs.

Pursuant to the terms of the Partnership Agreement, in 1998 the Individual General Partners voted unanimously to extend the Partnership's term for a two-year period to December 31, 2000. In 1999, after considering the development stage of the private companies in the portfolio and the likelihood of liquidity events such as initial public offerings ("IPOs") or acquisitions in the near term, the Individual General Partners further extended the term of the Partnership to December 31, 2002. A significant number of the privately held portfolio companies had not yet reached a stage of maturity that would have allowed them to go public even under the favorable market conditions that existed at the time the Independent General Partners voted to extend the term of the Partnership. When the IPO market subsequently collapsed, several of the privately held companies in the Partnership's portfolio had either filed registration statements or were in the process of preparing registration statements and, although there can be no assurances, might have succeeded with an initial public offering had market conditions allowed.

The Partnership's principal investment objectives are long-term capital appreciation from venture capital investments in new and developing companies and preservation of Limited Partner capital through risk management and active involvement with portfolio companies. The Partnership elected to be a business development company under the Act and operates as a nondiversified investment company as that term is defined in the Act.

Solicitation of Proxies

The accompanying proxy is solicited on behalf of the Individual General Partners for use at the Meeting to be held at 9:00 a.m., local time, on Friday, November 8, 2002, (the "Meeting") at 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505, and any adjournment thereof. The Individual General Partners of the Partnership have designated Charles R. Kokesh and Peter F. Bernardoni or either of them, each with power of substitution, to serve as proxies.

The expenses of soliciting proxies will be paid by the Partnership. Excluding the costs of printing the proxies, ballots, and return envelopes and postage, the expected cost of this proxy solicitation will be approximately $25,000 to $35,000 including the allocable costs of personnel of the Managing General Partners engaged in preparing the proxy statement, supervising the costs of printing and mailing, tabulating the ballots, and responding to inquiries from Limited Partners, plus approximately $30,000 of legal costs attributable to this proxy for counsel to the Partnership and special Delaware counsel.

Record Date

By order of the Individual General Partners, only Limited Partners of record at the close of business on September 30, 2002, are entitled to notice of and will be entitled to vote at the Meeting and any adjournment thereof.

Revocation and Dissenter's Rights

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the vote pursuant to the proxy. A proxy may be revoked by (i) submitting before or at the Meeting a written revocation of the proxy with the Partnership; (ii) submitting to the Partnership before or at the Meeting a subsequent proxy that is signed by the person who signed the earlier proxy; or (iii) attending the Meeting and casting a contrary vote.

The Partnership is a closed-end, non-trading entity that has elected to operate as a business development company under the Act. Limited Partners do not have any "dissenter's rights" with respect to any of the proposals listed on the proxy.

Ownership of Partnership Units

According to records maintained by the Partnership, as of September 30, 2002, no person owned beneficially more than 5% of the outstanding Units. Except for the direct ownership of 20 Units each by the Independent General Partners, the General Partners do not own any securities of the Partnership, whether voting or non-voting. As provided in Article 7.01(a) of the Partnership Agreement, the Managing General Partners made a capital contribution and received an ownership interest reflected in the allocation provisions in Articles 8 and 9 of the Partnership Agreement, relating to profits and losses and distributions, but do not own Partnership Units.

Annual Reports

The Partnership's Annual Report on Form 10-K for the year ended December 31, 2001, ("Annual Report") was mailed to all Limited Partners of record as of December 31, 2001, on or about June 10, 2002. The Partnership will provide without charge to each Limited Partner an additional copy of the Annual Report upon request. Address your request to Client Services by calling toll-free 1-800-821-5323, or by writing Client Services, Annual Reports Section, at Technology Funding, 460 St. Michael's Drive, Suite 1000, Santa Fe, New Mexico 87505.

Proposal 1 - Appointment of Independent Public Accountants

At a Special Meeting of Limited Partners on December 8, 2000, the Limited Partners ratified the appointment of Arthur Andersen LLP ("Andersen") as the Partnership's independent public accountants. In March 2002, the U.S. Justice Department indicted Andersen for allegedly obstructing a federal investigation related to a former client. Andersen was subsequently convicted of the criminal charges in May 2002. After a thorough analysis of Andersen's ability to continue to provide audit services to its clients, the Independent General Partners determined at a meeting on June 14, 2002, that it was in the best interests of the Partnership to change auditors and appointed the firm of Grant Thornton to examine the financial statements of the Partnership for the year ended December 31, 2002, and until either its resignation or the appointment of its successor.

During Andersen's tenure as the Partnership's independent public accountants, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, auditing scope, or procedure. Andersen's reports on the Partnership's financial statements contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

Pursuant to the authority conferred in Article 3.07 of the Partnership Agreement and subject to the approval of a majority in interest of the Limited Partners, the Independent General Partners voted unanimously to direct the Managing General Partners to appoint Grant Thornton as the Partnership's independent public accountants. Grant Thornton has represented that it has no direct or indirect financial interest in the Partnership. The appointment of Grant Thornton is subject to ratification or rejection by the Limited Partners of the Partnership. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the appointment of Grant Thornton.

Grant Thornton will also act as independent public accountants for the Managing General Partners and all of the other Technology Funding partnerships and entities (subject to receipt of approval of interest holders in such entities, if necessary). The fees received by Grant Thornton from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Partnership. The Independent General Partners considered the fact that Grant Thornton has been retained as the independent accountants for the Managing General Partners and the other entities described above in their evaluation of the independence of Grant Thornton with respect to the Partnership.

Audit Fees
The Partnership paid Andersen $70,375 for its 2001 audit of the Partnership's Annual Report and Form 10-K and reviews of the Partnership's Forms 10-Q.

Financial Information Systems Design and Implementation Fees
No fees were paid to Andersen for such services.

All Other Fees
The Partnership paid Andersen $10,613 for tax return preparation and tax advisory services as well as securities counts conducted by Andersen. In aggregate, Andersen was paid a total of $409,785 for audit and tax services provided to the Partnership's Managing General Partners and other entities that would be considered affiliates of the Partnership or its Managing General Partners.

The Partnership's Independent General Partners considered whether payment of the fees disclosed above were compatible with Andersen's independence and concluded that such payments did not affect their independence.

Representatives of Arthur Andersen LLP and Grant Thornton will not be present at the Meeting and therefore will not have the opportunity to respond to questions from Limited Partners or to make a statement.

Proposal 2 - Change in Partnership Governance

Article 3.01 defines Partnership Governance as follows:

3.01 Partnership Governance. The Partnership shall be governed by such number of Individual General Partners as is fixed pursuant to Section 3.02.

Article 3.02 requires that a majority of the General Partners and Individual General Partners be Independent General Partners. Currently, the minimum number of Individual General Partners is three. On June 14, 2002, the Individual General Partners voted to approve and recommend the amendment of Articles 3.02 and 3.03, as set forth in this Proposal 2, to change the required number of Individual General Partners to two.

Article 3.02 currently reads as follows:

3.02 Individual General Partners. The number of Individual General Partners shall initially be three and shall be fixed from time to time thereafter by the Independent General Partners; provided, however, that the number of Individual General Partners shall in no event be less than three or more than nine (except prior to the initial public offering of Units). A majority of the General Partners and of the Individual General Partners shall at all times be Independent General Partners. If at any time the number of Independent General Partners is less than a majority, within 90 days thereafter, action shall be taken pursuant to Section 3.03 to restore the number of Independent General Partners to a majority.

The fourth sentence of Article 3.03 reads as follows:

3.03 Approval and Election of General Partners...If at any time the number of remaining Independent General Partners is less than a majority of the General Partners or of the Individual General Partners, the remaining Independent General Partners shall, within 90 days, designate one or more successor Independent General Partners so as to restore the number of Independent General Partners to a majority...

The initial portion of Article 3.04 reads as follows:

3.04 Management Powers. Subject to the terms hereof, including but not limited to Section 3.05, the Individual General Partners shall have full, exclusive, and complete discretion in the management and control of the affairs of the Partnership, shall make all decisions affecting Partnership affairs and shall provide overall guidance and supervision with respect to the operations of the Partnership, shall perform the same functions and have the same duties and responsibilities imposed on the directors of business development companies by the 1940 Act, and shall monitor the activities of Persons in which the Partnership has invested. The Independent General Partners will assume the responsibilities and obligations imposed by the 1940 Act upon disinterested directors of a business development company in corporate form. Except as otherwise expressly provided in this Agreement, the Individual General Partners are hereby granted the right, power, and authority to direct the Managing General Partners to do on behalf of the Partnership all things which, in their sole judgment, are necessary or appropriate to manage the Partnership's affairs and fulfill the purposes of the Partnership, including, by way of illustration and not by way of limitation, the power and authority from time to time to direct the Managing General Partners to do the following: ...

This Proposal 2 would amend Articles 3.02 and 3.03 to reduce the minimum number of Individual General Partners from three to two and would amend
Article 3.04 to affirm that Individual General Partners are acting in the same role as directors of a business development company organized as a corporation. As amended, Article 3.02, the fourth sentence of Article 3.03, and the initial portion of Article 3.04 would read as follows with the deletions indicated in brackets:

3.02 Individual General Partners.  The number of Individual General
Partners shall initially be [three] two and shall be fixed from time to time [thereafter] by the Independent General Partners; provided, however, that the number of Individual General Partners shall in no event be less than [three] two or more than nine (except prior to the initial public offering of Units). A majority of the General Partners [and of the Individual General Partners] shall at all times be Independent General Partners. If at any time the number of Independent General Partners is less than a majority, within 90 days thereafter, action shall be taken pursuant to Section 3.03 to restore the number of Independent General Partners to a majority.

3.03 Approval and Election of General Partners...If at any time the number of remaining Independent General Partners is less than a majority of the General Partners [or of the Individual General Partners], the remaining Independent General Partners shall, within 90 days, designate one or more successor Independent General Partners so as to restore the number of Independent General Partners to a majority...

3.04 Management Powers. Subject to the terms hereof, including but not limited to Section 3.05, the Individual General Partners shall have full, exclusive, and complete discretion in the management and control of the affairs of the Partnership, shall make all decisions affecting Partnership affairs and shall provide overall guidance and supervision with respect to the operations of the Partnership, shall perform the same functions and have the same duties and responsibilities imposed on the directors of business development companies by the 1940 Act, and shall monitor the activities of Persons in which the Partnership has invested. The Independent General Partners [will assume] shall have all of the responsibilities and obligations and fiduciary duties imposed by the 1940 Act upon disinterested directors of a business development company in corporate form. Except as otherwise expressly provided in this Agreement, the Individual General Partners are hereby granted the right, power, and authority to direct the Managing General Partners to do on behalf of the Partnership all things which, in their sole judgment, are necessary or appropriate to manage the Partnership's affairs and fulfill the purposes of the Partnership, including, by way of illustration and not by way of limitation, the power and authority from time to time to direct the Managing General Partners to do the following: ...

Even though Technology Funding Inc. and Technology Funding Ltd. are General Partners of the Partnership, the Delaware Revised Uniform Limited Partnership Act {"DRULPA") expressly provides that a partnership agreement may deny management powers to certain general partners and grant management powers to other general partners or other persons. See 6 Del.C. Sec. 17-405(a). As provided in Article 3.01, the Partnership is governed only by the Independent General Partners and not by Technology Funding Inc. and Technology Funding Ltd. who would not be considered "directors" of the Partnership.

The proposed change will continue to meet the requirement that a majority of the Individual General Partners be independent and not "interested Persons" of the Partnership as defined in the Act. In the current economic and legal climate, it is difficult to attract qualified people to serve as a director (in the Partnership's case, as an Individual
General Partner) of entities registered with and reporting to the U.S. Securities and Exchange Commission ("SEC"). This change will be beneficial to the Partnership in that it is intended to provide flexibility in ongoing compliance with Section 56 of the Act (15 U.S.C. 80(a)-56) which requires that the majority of the Partnership's management shall be persons who are not interested persons of the Partnership.

Proposal 3 - Increase in Compensation to Independent General Partners

Article 4.02 of the Partnership Agreement addresses compensation to the Independent General Partners for services rendered. Since the Partnership commenced operations in 1991, the Independent General Partners have been paid as follows:

(a) the sum of $6,000 annually in quarterly installments beginning on the Commencement Date;

(b) the sum of $1,000 for each meeting of the Individual General Partners attended by such Independent General Partner to an annual limit of $8,000;

(c) if a committee is appointed by the Individual General Partners, the sum of $1,000 for each such committee meeting attended; provided, however, that if such committee meeting is held on the same day as a meeting of the Individual General Partners the sum paid for attendance at such committee meeting shall be $500 and provided further that the total amount paid in any one year for attendance at committee meetings does not exceed $5,000; and

(d) all out-of-pocket expenses relating to attendance at the meetings, committee or otherwise, of the Individual General Partners.

Independent General Partner Compensation for Fiscal Year 2001

                                                            Total
                                                            Compensation
                    Aggregate    Pension or  Estimated      from the
Independent         Compensation Retirement  Annual         Partnership
General             from the     Benefits    Benefits upon  and its
Partner             Partnership  Accrued     Retirement     Affiliates

Ben H. Crawford     $10,000        N/A         N/A         $10,000
Harry E. Kitch      $11,500        N/A         N/A         $11,500
*Alfred E.
    Osborne, Jr.    $10,000        N/A         N/A         $10,000

    (*Dr. Osborne resigned as an Independent General Partner effective
     March 16, 2002.)

There have been no adjustments for inflation or the personal cost of service to each Independent General Partner. On June 14, 2002, the Independent General Partners voted to approve and recommend an amendment to Article 4.02 to provide an increase in compensation for the remainder of the Partnership's term retroactive to January 1, 2002. Adoption of Proposal 3 will have no effect on the compensation of the Managing General Partners. Proposal 3 would amend Article 4.02, Sections (a), (b), and (c) as follows:

4.02 Individual General Partners. As compensation for services rendered to the Partnership, the Partnership will pay each Individual General
Partner:

(a) the sum of $14,000 annually in quarterly installments beginning on the Commencement Date;

(b) the sum of $1,500 for each meeting of the Individual General Partners attended by such Individual General Partner;

(c) if a committee is appointed by the Individual General Partners, the sum of $1,500 for each such committee meeting attended; provided, however, that if such committee meeting is held on the same day as a meeting of the Individual General Partners the sum paid for attendance at such committee meeting shall be $1,000; and

(d) all out-of-pocket expenses relating to attendance at the meetings, committee or otherwise, of the Individual General Partners.

Proposal 4 - Extension of the Term of the Partnership

Under the terms of Article 1.05 of the Partnership Agreement, the Partnership is scheduled to terminate on December 31, 2002. Pursuant to
Article 15.01 of the Partnership Agreement and without further action by the Limited Partners, the Partnership will dissolve on the expiration of its term and thus will go into liquidation on January 1, 2003. Article
15.02 of the Partnership Agreement describes the process of liquidation that follows automatically upon dissolution:

15.02 Liquidation. On dissolution of the Partnership, a liquidating trustee (who shall be the Individual General Partners, if any remain, and otherwise shall be a Person proposed and approved by a Majority in Interest of the Limited Partners) shall cause to be prepared a statement setting forth the assets and liabilities of the Partnership as of the date of dissolution, and such statement shall be furnished to all of the Partners. Then, those Partnership assets that the liquidating trustee determines should be liquidated shall be liquidated as promptly as possible, but in an orderly and business-like manner to minimize loss. If the liquidating trustee determines that an immediate sale of all or part of the Partnership assets would cause undue loss to the Partners, the liquidating trustee may, in order to avoid such loss, either defer liquidation and retain the assets for a reasonable time, or distribute the assets to the Partners in kind...

Given current market conditions, the Independent General Partners believe that a liquidation conducted "as promptly as possible" on or after January 1, 2003, would result in a substantial loss of actual and potential value in the Partnership's remaining investments. As described in the Partnership's most recent Form 10-Q for the period ended June 30, 2002, the Partnership has a total of 28 investments. Six of these are publicly traded; the remaining 22 are still private, and there is no public market for these securities. The private securities represented 91% of the reported fair value of the Partnership's investments at June 30, 2002.

Because of contractual restrictions such as lock-up agreements and/or limitations imposed by federal securities laws (for example, related to either board seats held by a representative of the Partnership or possession of "insider knowledge") the Partnership can sell its positions in several of its publicly traded securities only under certain circumstances or during certain time periods. In general, the Partnership's continuing policy is to liquidate its holdings in public companies as soon as possible depending on market conditions. It will continue to follow this policy even with those public companies for which restrictions exist in accordance with applicable securities laws. There are currently no contractual restrictions on sales of stock of public companies owned by the Partnership.

A prompt liquidation of the entire private portfolio as contemplated in liquidation is not taken into account in the reported "fair values" of each of the private companies. In fact, the Independent General Partners believe that premature liquidation could set up a "fire sale scenario," reducing the amounts that might be realized well below reported "fair value." Further, a number of the private companies remaining in the portfolio are continuing to perform as or better than expected. Given additional time to develop and position for an initial public offering or an acquisition, the Independent General Partners believe that there is a possibility of a significantly greater return on investment for the Limited Partners, but there can be no assurances of such greater return.

The initial public offering market has slowed considerably in the past two years, and the Independent General Partners do not believe that liquidity for the private companies through the initial public offering market will be available in the immediate future. The Independent General Partners strongly believe that the Partnership's interest will best be served by holding its investments until market conditions allow for these private companies to obtain liquidity through an initial public offering or an acquisition which may not happen until at least 2004. There is no assurance that holding the private investments to 2004 or later would result in a higher price. Even after an initial public offering, most venture investors such as the partnership are required to enter contractual agreements with the underwriters for that public offering that preclude any sales of the newly public securities during the first six to twelve months of trading. Such "lock-up agreements" automatically expire at the end of the period established between the underwriters and the company going public.

Although the Independent General Partners considered the prospect of a distribution in kind for the securities which are still private, they have determined that the existing stock purchase agreements associated with those private securities contain restrictions expressly designed to preclude such distributions since such a distribution would make the private company an SEC reporting company without the benefit of an initial public offering. These restrictions end only after an initial public offering.

The Partnership reports the "fair value" of its investments in all of its public filings. Under the direction and control of the Independent General Partners, the Managing General Partners are delegated the authority to establish valuation procedures and periodically apply such procedures to the Partnership's investment portfolio. In fulfilling this responsibility, the Managing General Partners periodically update and revise the valuation procedures used to determine fair value in order to reflect new events, changing market conditions, more experience with investee companies or additional information, any of which may require the revision of previous estimating procedures.

Unrestricted publicly traded securities are valued at the closing sales price or bid price that is available on a national securities exchange or over-the-counter market. Valuation discounts of 5% to 50% are applied to publicly traded securities subject to resale restrictions resulting from Rule 144 or contractual lock-ups, such as those commonly associated with underwriting agreements or knowledge of material non-public information.

The fair value of all other investments is determined in good faith by the Managing General Partners under the delegated authority of the Independent General Partners after consideration of available relevant information. There is no ready market for the Partnership's investments in private companies or unregistered securities of public companies. Fair value is generally defined as the amount the Partnership could reasonably expect to receive for an investment in an orderly disposition based on a current sale. Significant factors considered in the estimation of fair value include the inherent illiquidity of and lack of marketability associated with venture capital investments in private companies or unregistered securities, the investee company's enterprise value established in the last round of venture financing, changes in market conditions since the last round of venture financing or since the last reporting period, the value of a minority interest in the investee company, contractual restrictions on resale typical of venture financing instruments, the investee company's financial position and ability to obtain any necessary additional financing, the investee company's performance as compared to its business plan, and the investee company's progress towards initial public offering. The values determined for the Partnership's investments in these securities are based upon available information at the time the good faith valuations are made and do not necessarily represent the amount which might ultimately be realized, which could be higher or lower than the reported fair value.

On March 15, 2002, the Independent General Partners voted to approve and recommend an amendment to the Partnership Agreement to extend the term of the Partnership for two years and up to two additional one-year terms at the Independent General Partners' discretion.

Article 1.05 of the Partnership Agreement currently reads as follows:

1.05 Term. The operation of the Partnership shall commence on the "Commencement Date," as hereinafter defined, and shall continue in full force and effect until December 31, 1998, unless further extended for up to two additional two-year periods from such date if the Independent General Partners determine that such an extension is in the best interest of the Partnership or until dissolution prior thereto pursuant to the provisions hereof; provided, however, that if the Partnership has not received and accepted subscriptions from additional Limited Partners aggregating at least 15,000 Units by one year and five business days from the date on which the offering of Units is commenced, the Partnership shall be terminated, all obligations of the Partnership shall be discharged solely by the Managing General Partners, and any amounts paid by the Limited Partners shall be returned to them with interest earned and received thereon.

As amended by Proposal 4, Article 1.05 of the Partnership Agreement would read as follows:

1.05 Term. The operation of the Partnership shall continue in full force and effect until December 31, 2004, and for up to two one-year extensions through December 31, 2006, if the Independent General Partners determine that such an extension is in the best interest of the Partnership or until dissolution prior thereto pursuant to the provisions hereof.

Although the Partnership's plans, objectives and expectations are dependent upon a number of factors and there can be no guarantee of performance, the Independent General Partners believe that extending the life of the Partnership will allow it to weather the current economic downturn and provide the Partnership with a better opportunity to realize the potential of its remaining portfolio companies. In considering whether to extend the Partnership beyond 2004, the Independent General Partners will take into account their assessment of each of the remaining portfolio companies and their prospects as well as overall market conditions compared to amounts that might be realized by liquidating the Partnership's privately held investments. There can be no assurance that overall market conditions will improve in the next two years or that the Partnership's currently private investments will be able to go public in that period or that the prices realized for the Partnership's currently private investments even if public would be higher than might be realized today.

It is anticipated that during the extension of the Partnership's term the Partnership will conduct its business with a view towards maximizing return to the Partnership during any windows of opportunity for liquidation of portfolio company investments. The Partnership is expected to continue to make follow-on investments in existing portfolio companies. Follow-on investments represent a significant part of the commitment venture capitalists make to their portfolio companies. Start-up companies need capital to continue to grow and progress toward a liquidity event. Venture funds typically participate in several private rounds of financing for any given company. Many times, subsequent rounds of funding are structured so that failure to participate penalizes the venture fund by diluting its equity in the company.

Under the supervision of the Independent General Partners and pursuant to the December 2000 amendment to Section 1.03 of the Partnership Agreement, the Managing General Partners will continue to screen investment proposals and look for companies that pass a rigorous selection process. If strong candidates emerge with an expected liquidity event in a timeframe that would not delay the projected dissolution of the Partnership, the Managing General Partners have been directed by the Independent General Partners to make such investments so long as adequate cash reserves are maintained for essential follow-on investments.

During the extension period, the Partnership will continue to operate in accordance with the terms of the Partnership Agreement. There will be no change regarding the Partnership's management fees or operating expenses as defined in the Partnership Agreement except as provided above in Proposal 3 which would increase the compensation paid to the Independent General Partners.

In recommending the extension of the term of the Partnership, the Managing General Partners acknowledge that they will continue to receive management fees and reimbursement of operational costs as well as a potentially greater final distribution upon the future liquidation of the assets.

The Independent General Partners recommend a vote FOR Proposals 1, 2, 3 and 4.

Other Matters

This proxy statement contains certain forward-looking statements that are subject to risks and uncertainties. Actual results or events in the future could differ materially from those described in the forward-looking statements. For those statements, the Managing General Partners claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

The Independent General Partners do not intend to bring any other business before the Meeting and, so far as it is known to the Independent General Partners, no matters are to be brought before the Meeting except as specified in the notice of the Meeting.

Additional Information

Limited Partner Status

The Partnership Agreement provides that the Limited Partners of the Partnership are prohibited from exercising certain rights of limited partners, including the right to elect General Partners, to approve certain Partnership matters, and to amend the Partnership Agreement, unless prior to the exercise of such rights, counsel for the Partnership has delivered to the Partnership an opinion to the effect that neither the existence of such rights nor the exercise thereof will violate the provisions of the Revised Uniform Limited Partnership Act of the State of Delaware, as amended, or the applicable laws of the other jurisdictions in which the Partnership is then formed or qualified, or will adversely affect the classification of the Partnership as a partnership for federal income tax purposes. Prickett, Jones & Elliott, P.A. as special Delaware counsel to the Partnership, has delivered a favorable opinion to the Partnership with respect to the foregoing and as required by Article
6.01 of the Partnership Agreement. To the extent that the Investment Company Act requires a vote on certain matters, there will be a limited partner vote.

Limited Partner Proposals

Assuming that the extension of term is approved, any Limited Partner proposal submitted to the Partnership for inclusion in the Partnership's proxy statement and form of proxy relating to the Partnership's next tri-annual meeting of the Limited Partners in 2003, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Partnership at the Partnership's principal executive offices 120 days or a reasonable length of time prior to the date the Partnership mails proxy materials for the meeting in order for the proposal to be considered at that meeting. Any such proposal must comply in all respects with the applicable rules and regulations under the Exchange Act.

In order for proposals made outside Rule 14a-8 of the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Partnership at the Partnership's principal executive offices a reasonable length of time prior to the date the Partnership mails the proxy materials for the meeting for consideration at that meeting.

The proxies solicited by the Partnership will confer general discretionary authority only with regard to such matters specifically noticed in this proxy statement. Notwithstanding such discretionary authority, the Independent General Partners are supportive of all the proposals noticed in this proxy statement and will vote any proxies granted to them in favor of each proposal unless a proxy is marked to be voted against a specific proposal or candidate as provided on the ballot. The Partnership will specifically advise the Limited Partners when to submit proposals for the next tri-annual meeting in future reports filed under the Exchange Act.

Where You Can Find More Information

The Partnership files annual and quarterly reports, proxy statements and other information with the U.S. Securities and Exchange Commission
("SEC"). The Partnership's filings with the SEC are available to the public through the SEC's Electronic Data Gathering, Analysis and Retrieval system ("EDGAR") accessible through the SEC's web site at http://www.sec.gov. Limited Partners also may read and copy any report, statement, or other information that the Partnership has filed with the SEC at the SEC's public reference rooms. Call the SEC at 1-800-SEC-0330 for more information on obtaining information from the SEC's public reference rooms.

The SEC allows the Partnership to incorporate by reference information into this proxy statement, meaning the Partnership can disclose important information by referring Limited Partners and others who read this proxy statement to other documents that the Partnership has filed with the SEC. The Partnership incorporates by reference the documents listed below:

    The Partnership's annual report on Form 10-K, filed on March 22, 2002, file number 814-00048.

    The Partnership's Amended and Restated Partnership Agreement filed on August 16, 2002, on Form 8-K.

All Limited Partners are urged to complete, sign and date the accompanying proxy and return it in the enclosed postage-paid envelope.

TECHNOLOGY FUNDING VENTURE PARTNERS V,
AN AGGRESSIVE GROWTH FUND, L.P.

Proxy for Meeting of Limited Partners
November 8, 2002

Proxy Solicited by the Independent General Partners of the Partnership

The undersigned hereby appoints Charles R. Kokesh and Peter F. Bernardoni or either of them, each with power of substitution, as proxies to represent the undersigned at the Special Meeting of the Limited Partners of Technology Funding Venture Partners V, An Aggressive Growth Fund,
L.P., (the "Partnership") to be held at 460 St. Michael's Drive, Suite
1000, Santa Fe, New Mexico 87505, at 9:00 a.m. local time, on Friday, November 8, 2002, and any adjournment thereof, and to vote the number of Units of limited partnership interest in the Partnership the undersigned would be entitled to vote if personally present in the following matters:


1. Ratification of the appointment of Grant Thornton as independent certified public accountants of the Partnership.

FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]

2. Amend Articles 3.02 and 3.03 of the Partnership Agreement to change the required number of Individual General Partners from three to two and amend
Article 3.04 to affirm the role of the Individual General Partners as directors of a business development company.

FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]

3. Amend Article 4.02 of the Partnership Agreement to increase the compensation each Individual General Partner receives for services rendered to the Partnership.

FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]

4. Amend Article 1.05 of the Partnership Agreement to extend the term of the Partnership from December 31, 2002, to December 31, 2004, and for up to two one-year extensions through December 31, 2006, at the discretion of the Partnership's Individual General Partners.

FOR   [     ]     AGAINST   [    ]     ABSTAIN   [    ]

5. Such other matters as may properly come before the Meeting or any adjournment thereof.

The Independent General Partners recommend a vote FOR all Proposals 1, 2,
3 and 4 above. This proxy will be voted as directed. Limited Partners may vote in person or by proxy at the Meeting. A vote cast in person at the Meeting will supersede any proxy previously given, including a proxy given by prior non-response. If a Limited Partner does not specify on the form of proxy how the Limited Partner's Units are to be voted, or if a Limited Partner fails to return a proxy, the Limited Partner, pursuant to Article 14.05 of the Partnership Agreement, shall be deemed to have granted to the Individual
General Partners a proxy solely for those matters noted on the form of proxy and the Independent General Partners will vote all such proxies "FOR" each proposal noted on the enclosed form of proxy. Abstentions so marked on any proposal will have the same effect as a vote against the proposal.

PROXY INSTRUCTIONS
1.  Please sign exactly as the name or names appear hereon.
2. If Units of limited partnership interest are held jointly by two or more persons, each joint holder should sign the proxy.
3. A proxy executed by a corporation should be signed in its name by an authorized officer.
4. Persons signing as executors, administrators, trustees and partners should so indicate when signing.
Dated:__________________, 2002
By signing below, the undersigned hereby acknowledges receipt of the Proxy Statement and the 2001 Annual Report. Signature(s)______________________________________

            ______________________________________

If the information on the mailing label is not correct, please make changes below:

Social Security #:  ______ -  _____ - ____________

Address:____________________________
        ____________________________


Please mark, date, and sign this proxy and return it in the envelope provided, which requires no postage if mailed within the United States. Your vote must be received prior to the meeting of Limited Partners to be held on November 8, 2002.

Exhibit A


August 8, 2002


VIA FEDERAL EXPRESS


Mr. Richard Pfordte
Chief, Branch 16
Securities and Exchange Commission
Division of Investment Management
450 5th Street, N.W.
Washington, D.C.  20549-0505

Re:    Preliminary Proxy Information

Dear Mr. Pfordte:

We are enclosing for your preliminary review, draft proxy materials to be filed on behalf of Technology Funding Partners III, LP ("P-3"), Technology Funding Venture Partners IV, LP ("P-4"), and Technology Funding Venture Partners V, LP ("P-5"), (collectively the "Issuers"). We are soliciting your informal review of these materials, prior to any actual filing with the Securities and Exchange Commission, Division of Investment Management. One of the primary purposes of the proxy materials is to solicit limited partner consent to reduce the number of Independent General Partners required for the Management Committee of each of the Issuers. As you will recall, there are currently three Independent General Partners and two affiliated general partners for each Issuer. For P-3 and P-4, a Management Committee of five members currently exists which consist of the three Independent General Partners and a representative from each of the two affiliated general partners. For P-5, the Management Committee consists solely of the Independent General Partners; the affiliated general partners have no voice in the Management Committee.

At the conclusion of P-5's quarterly meeting on March 15, 2002, one of the three Independent General Partners, who had served since the inception of the Fund, submitted his resignation citing increased time pressures from his position as a Professor at UCLA's Business School. In private conversations, he also acknowledged that heightened concern over litigation was a major factor in his decision.

In light of current market conditions, and the liability associated with acting as an Independent General Partner, P-5 has been unsuccessful in attracting qualified candidates to succeed this individual as an Independent General Partner. None of the Issuers have historically obtained directors and officers liability insurance, and the risks currently associated with acting as an Independent General Partner make it increasingly unlikely that qualified parties will agree to serve for P-5 or for any of the other Issuers should another vacancy occur.

Therefore, the Issuers have sought to reduce the minimum number of Independent General Partners from three to two and sought to reduce the Management Committee for P-3 and P-4 from five members to three members. For those two Funds, the three members of the Management Committee would consist of two Independent General Partners and one affiliated general partner. For P-5, the proposed action is to simply reduce the minimum number of Independent General Partners on the Management Committee from three to two since there are no affiliated General Partners on P-5's Management Committee. Under the terms of all three Issuers' limited partnership agreements, the Management Committee is vested with full discretion in the operations of the Issuer.

Although this is not a material factor, the proposed reduction in numbers will also save the Issuers aggregate fees and costs paid to Independent General Partners.

As you will see, the proposed amendments to the partnership agreements reduce the minimum number of general partners from five to four. While the Investment Company Act (Section 56(a), 15 U.S.C. 80a-56) ("Act") requires that a majority of a business development company's directors or general partners be non-interested persons, it is our position that the composition of the Management Committee is equivalent to a board of directors and that, therefore, this reorganization proposal should be viewed as consistent with the Act. While technically the number of general partners would be evenly divided between independent and affiliated parties, the reservation of duties and powers to the Management Committee achieves the requirements and purposes of the Act, and we submit is consistent with the nature and intent of the Act. However, we seek your advice and thoughts as to this issue before making our formal filing.

Please feel free to correspond directly with the undersigned or with our attorney Jeffrey E. Sultan, Jeffer, Mangels, Butler & Marmaro, LLP, 2121 Avenue of the Stars, Tenth Floor, Los Angeles, California 90067, (310) 201-3515.

Very truly yours,

/s/ Charles R. Kokesh

Charles R. Kokesh, General Partner
Technology Funding Ltd.

Exhibit B

September 10, 2002

VIA FACSIMILE AND EMAIL

Mr. Eric Purple
Office of Chief Counsel
Division of Investment Management
United States Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549

Re: Technology Fund Partners III, L.P. ("P3"), Technology Funding Venture Partners IV, L.P. An Aggressive Growth Fund ("VP4") and Technology Funding Venture Partners V, An Aggressive Growth Fund ("VP5")

Dear Mr. Purple:

This responds to our telephone conversation of September 9, 2002, regarding your review of preliminary proxy statements that Technology Funding Inc. and Technology Funding Ltd. (collectively, "Technology Funding") propose to file on behalf of P3, VP4 and VP5 (collectively, the "Funds"). The statements in this letter are based on Technology Funding's representations to us, which they have authorized us to provide to you. Terms capitalized but not defined herein have the meanings ascribed to them in the Limited Partnership Agreements of the Funds, copies of which you already have received. I understand your questions to be as follows:

1. Do the Managing General Partners have the power to take away the authority granted to the Independent General Partners or the Management Committees?

No. Section 3.04 of the Agreements for P3 and VP4 provide that the Management Committee has full, exclusive and complete discretion in the management and control of the affairs of the Partnership and to make all decisions affecting Partnership affairs. Section 3.04 of the Agreement for VP5 provides the same for the Individual General Partners. Section 3.04 of the Agreements also provides that the members of the Management Committee and the Individual General Partners provide overall guidance and supervision with respect to the operations of each Partnership, perform all duties imposed on the directors of business development companies by the 1940 Act, and monitor the activities of Persons in which the Partnership has invested. The grant of power to the Management Committees and the Individual General Partners is irrevocable, except that Individual General Partners may be removed:

(a) for cause by the action of at least two-thirds of the remaining members of the Management Committee, including a majority in interest of the remaining Independent General Partners in the case of P3 and VP4, and by a majority of the remaining Independent General Partners in the case of VP5;

(b) by failure to be approved and re-elected by the Limited Partners; or

(c) with the consent of a Majority in Interest of the Limited Partners.

Individual General Partners may not be removed by the Managing General Partners acting together or individually.

2. Do the General Partners have any authority outside the Management
Committee?

Section 3.05 of the Agreements grant the Managing General Partners the exclusive power and authority to manage the investments of the Partnerships and to admit additional Limited Partners to the Partnerships, subject to the supervision of the Management Committee in the case of P3 and VP4, and subject to the supervisions of the Individual General Partners in the case of VP5. The Agreements also specifically state that such grant of power and authority to the Managing General Partners in no way limits the rights, powers or authority of the Management Committees of P3 and VP4 or the Individual General Partners of VP5. Therefore, the Managing General Partners do not have any power or authority that is not subject to the supervision of the Management Committee or the Individual General Partners, or that is separate from the authority of the Management Committee or the Individual General Partners.

3. Do the Management Committees and Individual General Partners have the same fiduciary duties as a board of directors?

Yes. The Agreements for P3 and VP4 provide that the Management Committees have all of the duties imposed on the directors of business development companies by the Investment Company Act of 1940 (the "1940 Act"). The Agreement for VP5 provides that the Individual General Partners have the same functions, duties and responsibilities imposed on the directors of business development companies by the 1940 Act, and that they assume the duties and obligations imposed by the 1940 Act on disinterested directors of a business development company in corporate form. Because the Management Committees and Individual General Partners have the same duties and responsibilities as directors, Technology Funding believes that they have the same fiduciary duties.

4. Are the Management Committees and Individual General Partners subject to election by the Limited Partners?

Yes. The General Partners, including the Individual General Partners, hold office until their successors are approved and elected at the next tri-annual meeting of Partners of P3, P4 and VP5, unless they are sooner removed or withdraw. General Partners may be removed only as described in Item 1 above.

After you have reviewed this letter please call me if you have any further questions.

Very truly yours,

/s/ Ellyn Roberts

Ellyn Roberts
ETR:etr
Attachments
cc:   Mr. Charles Kokesh
      Joel Zeldin, Esq.
Page 3


SHARTSIS, FRIESE & GINSBURG LLP
EIGHTEENTH FLOOR
ONE MARITIME PLAZA
SAN FRANCISCO, CALIFORNIA  94111

     TELEPHONE
(415) 421-6500

      FACSIMILE
(415) 421-2922

      WEBSITE
www.sfglaw.com

Exhibit C

Mr. Charles R. Kokesh
Technology Funding Inc.
Technology Funding Ltd.
460 St. Michael's Drive, Suite 1000
Santa Fe, NM 87505

Dear Mr. Kokesh:

You have asked for our view of the comparability of the governance provisions of the Delaware limited partnership described in the Federated Core Trust II, L.P. No Action Letter (the "Federated Letter") to the amended and restated partnership agreements (the "Partnership Agreements") for each of Technology Funding Partners III, L.P. ("P3"), Technology Funding Venture Partners IV, L.P., and Aggressive Growth Fund ("VP4") and Technology Funding
Venture Partners V, L.P., and Aggressive Growth Fund ("VP5").   Based on our
review of the Partnership Agreements, and our understanding of the characteristics of the partnership considered by the Federated Letter, it is our view, under Delaware law, that the management arrangements of each of P3, VP4 and VP5 are essentially analogous to the Federated partnership.

1.  Management Characteristics of the Partnerships.

Both of the P3 and VP4 Partnership Agreements, at Section 3.01, provide for management by a "governing body of the Partnership" called the "Management Committee." The members of the Management Committee are all natural persons and are the "Individual General Partners" and a "representative from each Managing General Partner." (See the definitions of Independent General Partner and Individual General Partner at Section 2(p) and (q)). Pursuant to amendment proposals to be voted on by the limited partners of P3 and VP4 set forth in draft proxy statements that we have reviewed, the minimum number of Individual General Partners of each of P3 and VP4 if the proposals are approved will be reduced to two and the number of representatives appointed by the Managing General Partners will be reduced to one. The Management Committee "shall have full, exclusive, and complete discretion in the management and control of the affairs of the Partnership, shall make all decisions affecting Partnership affairs ... [and] shall perform all duties imposed on the directors of business development companies by the 1940 Act." In Section 3.05 the Managing General Partners are given the power and authority to manage the investment portfolios and admit additional and substituted limited partners, but such power is expressly made subject to the rights, powers, or authority of the Management Committee.

Under Section 3.01 of the VP5 Partnership Agreement, VP5 is "governed by such number of Individual General Partners as is fixed pursuant to Section 3.02." The number of Individual General Partners is fixed at three and, pursuant to an amendment proposal to be voted on by the limited partners of VP5 set forth in a draft proxy statement that we have reviewed, the number of Individual General Partners will be reduced to two if the proposal is approved. Pursuant to Section 3.04, the Individual General Partners "shall have full, exclusive, and complete discretion in the management and control of the affairs of the Partnership, shall make all decisions affecting Partnership affairs and shall provide overall guidance and supervision with respect to the operations of the Partnership... The Independent General Partners will assume the responsibilities and obligations imposed by the 1940 Act upon disinterested directors of a business development company in corporate form." Section 3.04 also grants the Individual General Partners the authority to direct the Managing General Partners to do all things "necessary or appropriate to manage the Partnership's affairs and fulfill the purposes of the Partnership...."  Under Section 3.05, the Managing General
Partners are given the power and authority to manage the investment portfolios and admit additional and substituted limited partners, but such power is expressly made subject to the rights, powers, or authority of the Management Committee.

2.  Authorization Under DRULPA.

The "Management Committee" structure of P3 and VP4, and the "Independent General Partner" management structure of VP5, are authorized by the DRULPA. The management rights and powers of general partners of Delaware limited partnerships may be modified in the partnership agreement. 6 Del.C. Sec. 17-403(a) ("Except as provided in this chapter or in the partnership agreement, a general partner of a limited partnership has the rights and powers and is subject to the restrictions of a partner in a [general partnership].").
Thus, the partnership agreement may deny management power to certain general partners and grant exclusive management powers to other general partners or other persons. See 6 Del.C. Sec. 17-405(a)("A partnership agreement may provide for ... groups of general partners having such relative rights, powers and duties as the partnership agreement may provide.... A partnership agreement may provide for the taking of any action ... without the vote or approval of any general partner..."); 6 Del.C. Sec. 17-405(b)("The partnership agreement may grant to all or certain identified general partners or a specified class or group of general partners the right to vote ... on any matter."); 6 Del.C. Sec. 17-403(c)(A general partner "has the power and authority to delegate to one or more other persons the general partner's rights and powers to manage and control the business and affairs of the limited partnership..."). Partnership agreement provisions respecting management and control of a limited partnership will be given effect under Delaware law. 6 Del.C. Sec. 17-1101(c)("It is the policy of this chapter to give maximum effect to the principle of freedom of contract and to the enforceability of partnership agreements.").

3.  Analysis of Partnerships.

Essentially, the "Management Committees" of P3 and VP4 have the same powers and function as a corporate board of directors. See 8 Del. C. Sec. 141(a) ("The business and affairs of every corporation organized under this chapter shall be managed by or under the direction of a board of directors"). Like the "Board" described in the Federated Letter, the Management Committee is composed exclusively of natural persons (the Individual General Partners and the representative of the Managing General Partner), the Management Committee is granted exclusive management and supervisory control of the partnership, the Management Committee acts by majority vote of its members, and the Independent General Partners are subject to periodic election by the limited partners. The Independent General Partners are not subject to removal by the Managing General Partners but may be removed by action of the Management Committee or the limited partners. The P3 and VP4 Partnership Agreements also provide for the Individual/Independent General Partners to act collectively without the participation of the representative of the Managing General Partner in connection with approval of auditors (Sec. 3.07) and removal of a Managing General Partner (Sec. 12.03). The corporate general partners (i.e., the Managing General Partners) of P3 and VP4 retain only limited powers set forth in the Partnership Agreement (generally acting pursuant to the direction and supervision of the Management Committee) and participate on the Management Committee only through a designated individual representative. Thus, like the general partner in the Federated partnership, the Managing General Partners do not have the governance rights and powers of a typical general partner or a typical corporate director.

Likewise, the "Individual General Partners" of VP5 have the same powers and function of a corporate board of directors. The Individual General Partners are natural persons and are subject to periodic election by the limited partners. The Individual General Partners have general management and oversight authority and generally act by majority vote or consent with quorum requirements and other formalities similar to typical corporate bylaws. Thus, although the Individual General Partners are not designated as a "board" or "committee", they act collectively like a board and are accordingly analogous to the Federated partnership board. The Managing General Partners of P5, on the other hand, have limited powers and act as directed by and under the supervision of the Individual General Partners. Thus, like the general partner in the Federated partnership, the Managing General Partners do not have the governance rights and powers of a typical general partner or typical corporate director.

Finally, each general partner of P3, VP4 and VP5, and each of the members of the Management Committees of P3 and VP4, will be subject to the fiduciary duties of care, loyalty and good faith that normally apply to corporate directors. The Partnership Agreements recognize the applicability of these fiduciary obligations. Section 3.11 provides that the "General Partners are under a duty and obligation to conduct the affairs of the Partnership in the best interest of the Partnership." Section 10.01 of P3 and VP4 provides that the general partners and their affiliates shall not be liable for good faith actions in furtherance of the interests of the Partnership except for "negligence, misconduct, or any other breach of fiduciary duty with respect to such acts or omissions." Section 10.01 of VP5 similarly limits liability of the general partners except for "willful misfeasance, reckless disregard, bad faith, negligence, misconduct, or any other material breach of fiduciary duty (as described herein)." While the DRULPA permits a partnership agreement to restrict the applicability of fiduciary duties, the Partnership Agreements do not appear to restrict such duties. Section 3.12 appears to permit general partners to take "corporate opportunities" subject to the requirement that they first make available to the Partnership opportunities that are suitable for the Partnership. Although the wording is not precise, this appears to conform to Delaware fiduciary duty law respecting "corporate opportunities." Accordingly, the general partners and management committee members of P3 and VP4, and the general partners of VP5, will have the same fiduciary duties as corporate directors under Delaware law.

The advice contained in this letter is limited to matters of Delaware law only. In particular, we are not advising on the application or meaning of the Federal securities laws, rules and regulations discussed in the Federated Letter. We hereby consent to the submission of this letter to the Division of Investment Management and to the filing of this letter with the Securities and Exchange Commission as an exhibit to the P3, VP4 and VP5 Schedule 14A.
In giving the foregoing consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this letter may not be furnished or quoted to, or relied upon by, any other person for any purpose.


                             Very truly yours,
                             /s/ Thomas A. Mullen
                             Thomas A. Mullen
TAM

Mr. Charles R. Kokesh		Page 5
Technology Funding Inc.		September 19, 2002
Technology Funding Ltd.


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